                                                                   Exhibit 99.2

                        LORAL SPACE & COMMUNICATIONS INC.
                             AUDIT COMMITTEE CHARTER




ORGANIZATION

There shall be an Audit Committee of the Board of Directors composed of at least three directors appointed by the Board, all of whom shall be independent. All of the members of the Audit Committee shall be financially literate, and at least one member must qualify as a financial expert.

The "independence," "financial literacy" and "financial expertise" of members of the Audit Committee shall be determined by the Board in accordance with all applicable laws and SEC, stock exchange and other applicable regulations. The Board shall determine that each member of the Audit Committee has no material relationship with the Company. If an Audit Committee member simultaneously serves on the audit committee of more than three public companies, the Board must determine that such service will not impair such member's ability to effectively serve on the Audit Committee and disclose such determination in the Company's annual proxy statement.

The Audit Committee shall elect a chairperson from its own membership. The Audit Committee may engage independent legal counsel and accounting, financial and other advisors, at the expense of the Company, to help carry out its duties.

No member of the Audit Committee shall receive compensation other than (i) director's fees for service as a director of the Company, including reasonable compensation for serving on the Audit Committee and regular benefits that other directors receive and (ii) a pension or similar compensation for past performance, provided that such compensation is not conditioned on continued or future service to the Company.

STATEMENT OF POLICY

The Audit Committee shall assist the Board in fulfilling its responsibility relating to the Company's accounting and reporting practices, the quality and integrity of its financial statements and reports, the Company's compliance with legal and regulatory requirements, the qualifications and independence of the independent auditors, the performance of the Company's internal audit function and its independent auditors and the Company's systems of disclosure controls and procedures, internal controls over financial reporting and compliance with ethical standards adopted by the Company. The Committee must also prepare the report that SEC rules require be included in the Company's annual proxy statement. The Audit Committee shall endeavor to maintain free and open communication among the Board, the independent auditors, the internal auditors, and the financial management.

RESPONSIBILITIES

The Audit Committee's policies and procedures should remain flexible, in order to best react to changing conditions and to help ensure that the Company's accounting and reporting practices accord with all requirements and are of the highest quality. The Audit Committee shall:

o Be directly responsible for the appointment, termination, and compensation of the Company's independent auditors, and oversight of their services.

o Meet at least four times a year, or more often if circumstances so require. Meetings may be held when called by the Audit Committee's chairperson, and must be held when called by the Audit Committee's chairperson upon the request of the full Board.

o Pre-approve any non-audit services to be performed by the independent auditors and related compensation. The Audit Committee may delegate to one or more members the ability to pre-approve such services, provided that any such pre-approval is presented to the full Committee at its next scheduled meeting.

o Meet with the independent auditors and the financial management to review the scope of the audit proposed for the current year and the audit procedures to be utilized and any subsequent changes to such scope and/or procedures, and at its conclusion review the audit, including the comments or recommendations of the independent auditors.

o Confirm with the independent auditors that none of their auditing personnel assigned to the audit of the Company's financial statements earns or receives any compensation based on selling engagements to the Company to provide any services, other than audit, review or attest services, to the extent such compensation would compromise the independence of such auditing personnel or the auditor under rules promulgated by the SEC.

o Ensure that all auditing personnel are rotated in accordance with, and to the extent required by, applicable laws and regulations.

o Discuss with the independent auditors the matters required to be discussed or reported on by the independent auditors:

     - Independence of the relationship between the independent auditors and the Company.

     - Independent auditors' responsibility under auditing standards generally accepted in the United States of America, and under applicable rules and regulations, and any exchange, which lists the Company's securities.

     -    Significant accounting policies of the Company.

     -    Management judgments and accounting estimates.

     -    Audit adjustments proposed by the independent auditors.

     -    Other information in the Annual Report to shareholders and on Form
          10-K.

     -    Disagreements with management, if any.

     -    Consultation with other accountants, if any.

     - Major issues, if any, regarding accounting principles and financial statement presentation, including any analysis prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements.

     - Difficulties encountered in performing the audit, if any, and management's response.

o Discuss with the independent auditors any other communications from them, including:

     -    All critical accounting policies and practices used.

     - All alternative treatments of financial information under generally accepted accounting principles that have been discussed with management, ramifications of such alternative disclosures and treatments, and the treatment preferred by the independent auditors.

     - Other material written communications between the independent auditors and management of the Company.

o At least annually, obtain and review a report by the independent auditors describing: the firm's internal quality-control procedures; any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

o Review with the independent auditors, the internal auditor, and the financial and accounting management, the adequacy of the disclosure, accounting and financial controls, and elicit any recommendations for improvement or particular areas where augmented controls are desirable. Particular emphasis should be given to the adequacy of such controls to provide that information required to be disclosed by the Company in its periodic reports is recorded, processed, summarized and reported in an appropriate and timely manner.

o Monitor the Company's and the independent auditor's annual performance under the requirements of Sarbanes Oxley Act Section 404 ("SOA 404"). Satisfy itself that the internal work needed to comply with the SOA 404 requirements is accomplished in a timely manner and to the extent practicable verify that the Company's reporting under SOA 404 is complete and accurate.

o Review the internal audit function, including the independence and authority of its reporting obligations, the audit plans proposed for the coming year, and the coordination of such plans with the work of the independent auditors.

o Receive periodically a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan and review such summary and plan with the internal audit department.

o Review the adequacy of the internal audit staff and review and concur in the appointment, replacement or dismissal of the Internal Audit Director.

o Review the annual financial statements to be contained in the annual report, and the quarterly financial statements and related disclosures under Management's Discussion and Analysis of Results of Operations and Financial Condition ("MD&A") with management and the independent auditors. Determine that the independent auditors are satisfied with the disclosure and content of the financial statements and MD&A. Any year-to-year changes in accounting principles or practices should be reviewed.

o Review annually with management and the independent auditors the effect of regulatory and accounting initiatives, as well as review and approve any off-balance sheet structures on the Company's financial statements.

o Discuss with management, in general terms, earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

o Discuss with management policies with respect to risk assessment and risk-management.

o Set clear hiring policies for employees or former employees of the independent auditors in accordance with applicable law and regulations.

o Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, auditing matters, or violations of the Company's Code of Conduct, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

o Periodically meet separately with each of corporate financial management, the Internal Audit Director and the independent auditors to discuss any appropriate matters.

o Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, included in the Company's periodic reports to the SEC.

o Periodically inquire of the Company's General Counsel, as to the Company's compliance with relevant legal and regulatory requirements, and as to the adequacy of control system in place to assure such compliance.

o Annually review the performance of the Audit Committee relative to the Audit Committee's purpose, duties and responsibilities outlined herein and report to the Board of Directors as to the results of such review.

o Review and assess the adequacy of this Charter annually and recommend any changes to the Board for approval.

o Report to the Board, the matters discussed at each Audit Committee meeting. A copy of the minutes shall be placed with the Company's minute books.

o Investigate any matter brought to its attention, and considered appropriate, within the scope of its duties, with the power to retain professional advice for this purpose if, in its judgment, that is appropriate.

o Prepare an Audit Committee report required to be included in the Company's annual proxy statement. The report will include at least the following: |

     a) A statement that the Committee has reviewed and discussed the audited financial statements with management;

     b) A statement that the Committee has discussed with the independent auditors the matters required by Statement on Auditing Standards No. 61, Required Communication with Audit Committees;

     c) A statement that the Committee has received written disclosures from, and held discussions with, the independent auditors on matters required by Independence Board Standards Board Statement No. 1, Independence Discussion with Audit Committees; and

     d) A conclusion as to the Committee's recommendation to the Board of Directors as to the filing of the Annual Report on Form 10-K with the SEC.



                                       3